CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mitchell Tanzman, Co-Chief Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 26, 2003            /S/ Mitchell Tanzman
     ----------------------         --------------------------------------------
                                    Mitchell Tanzman, Co-Chief Executive Officer
                                    (principal executive officer)



I, Gregory Brousseau, Co-Chief Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 26, 2003           /S/ Gregory Brousseau
     ----------------------        ---------------------------------------------
                                   Gregory Brousseau, Co-Chief Executive Officer
                                   (principal executive officer)



I, Michael Mascis, Chief Financial Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 26, 2003                 /S/ Michael Mascis
     ----------------------              ---------------------------------------
                                         Michael Mascis, Chief Financial Officer
                                         (principal financial officer)